June 7, 2001

                         SUPPLEMENT TO THE PROSPECTUS OF
                        PIONEER VARIABLE CONTRACTS TRUST
                                DATED MAY 1, 2001

The following supplements the information presented in the prospectus:

The Trustees of Pioneer Variable Contracts Trust have approved a name change for Pioneer International Growth VCT Portfolio (the "portfolio"). Effective July 30, 2001, the portfolio's name will be Pioneer International Value VCT Portfolio. The Trustees believe the new name more accurately reflects the portfolio's value approach to equity investing.








































                                                                   10153-00-0501
                                             (c) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds